First USA Bank
First USA Management
Post Office Box 650370
Dallas, TX 75265-0370
Tel (214) 849-2000

                                                                   EXHIBIT 99.11
                                                   [FIRST USA LOGO APPEARS HERE]


                    MONTHLY  CERTIFICATEHOLDERS'  STATEMENT

                                FIRST USA BANK

                -----------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1995-1

                -----------------------------------------------

                Monthly Period:                  09/01/96 to
                                                 09/30/96
                Distribution Date:               10/15/96
                Transfer Date:                   10/11/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1995-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.
     -------------------------------------------------------

     1.    The total amount of the distribution to
           Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                   Class A                          $4.54333333
                                   Class B                           4.71250000
                                   Collateral Inv. Amt.              4.90583336
                                                               ----------------
                                   Total (weighted avg.)            $4.59238878

     2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                                   Class A                          $4.54333333
                                   Class B                          $4.71250000
                                   Collateral Inv. Amt.             $4.90583336
                                                               ----------------
                                   Total (weighted avg.)            $4.59238878

MONTHLY CERTIFICATEHOLDERS' STATEMENT                       Series 1995-1
Page 2

     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                   Class A                                 $0.00
                                   Class B                                  0.00
                                   Collateral Inv. Amt.                     0.00
                                                                ---------------
                                   Total                                   $0.00

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.   Allocation of Principal Receivables.
          ------------------------------------

          The aggregate amount of Allocations of Principal
          Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                   Class A                       $97,502,751.95
                                   Class B                         7,643,229.87
                                   Collateral Inv. Amt.           12,328,937.12
                                                                ---------------
                                   Total                        $117,474,918.94
                                                                ===============
     2.   Allocation of Finance Charge Receivables.
          -----------------------------------------

          (a)   The aggregate amount of Allocations of Finance
                Charge Receivables processed during the Monthly
                Period which were allocated in respect of the Certificates

                                   Class A                       $13,311,708.02
                                   Class B                         1,042,306.74
                                   Collateral Inv. Amt.            1,683,931.07
                                                                 --------------
                                   Total                         $16,037,945.83
                                                                 ==============

          (b)   Principal Funding Investment Proceeds
                (to Class A)                                                N/A
          (c)   Withdrawals from Reserve Account (to Class A)               N/A
                                                                 --------------
                Class A Available Funds                          $13,311,708.02
                                                                 ==============

     3.   Principal Receivables / Investor Percentages
          --------------------------------------------

          (a) The aggregate amount of Principal Receivables in the Trust as of the last day of the Monthly Period

                                                             $17,053,055,117.78

MONTHLY CERTIFICATEHOLDERS' STATEMENT              Series 1995-1
Page 3

          (b) Invested Amount as of the last day of the preceding month (Adjusted Class A Invested
                Amount during Accumulation Period)

                              Class A                         $1,000,000,000.00
                              Class B                             78,300,000.00
                              Collateral Inv. Amt.               126,500,000.00
                                                           ---------------------
                              Total                           $1,204,800,000.00

          (c)   The Floating Allocation Percentage: The
                Invested Amount set forth in
                paragraph 3(b) above as a percentage of the aggregate amount of Principal
                Receivables as of the Record Date set
                forth in paragraph 3(a) above

                              Class A                                     5.864%
                              Class B                                     0.459%
                              Collateral Inv. Amt.                        0.742%
                                                           ---------------------
                              Total                                       7.065%

          (d)   During the Amortization Period: The
                Invested Amount as of _______ (the last
                day of the Revolving Period)

                              Class A                                       N/A
                              Class B                                       N/A
                              Collateral Inv. Amt.                          N/A
                                                           ---------------------
                              Total                                         N/A

          (e)   The Fixed/Floating Allocation Percentage:
                The Invested Amount set forth in
                paragraph 3(d) above as a percentage of
                the aggregate amount of Principal
                Receivables set forth in paragraph 3(a)
                above

                              Class A                                       N/A
                              Class B                                       N/A
                              Collateral Inv. Amt.                          N/A
                                                           ---------------------
                              Total                                         N/A

     4.   Delinquent Balances.
          --------------------

          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

          (a)      35 - 64 days                                 $334,889,318.40
          (b)      65 - 94 days                                  197,308,239.82
          (c)      95 - 124 days                                 139,981,378.10
          (d)      125 - 154 days                                124,751,619.01
          (e)      155 - 184 days                                 99,164,564.36
          (f)      185 or more days                               81,101,689.97
                                                           ---------------------
                                          Total                 $977,196,809.66
                                                           =====================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                       Series 1995-1
Page 4

     5.   Monthly Investor Default Amount.
          --------------------------------

          (a)   The aggregate amount of all defaulted
                Principal Receivables written off as
                uncollectible during the Collection Period allocable to the Invested Amount (the aggregate "Investor Default Amount")

                                   Class A                        $4,292,400.22
                                   Class B                           336,094.94
                                   Collateral Inv. Amt.              542,988.63
                                                              -----------------
                                   Total                          $5,171,483.79
                                                              =================

     6.   Investor Charge-Offs & Reimbursements of Charge-Offs.
          -----------------------------------------------------

          (a)   The aggregate amount of Class A Investor
                Charge-Offs and the reductions in the Class B
                Invested Amount and the Collateral Invested
                Amount

                                   Class A                                $0.00
                                   Class B                                 0.00
                                   Collateral Inv. Amt.                    0.00
                                                              -----------------
                                   Total                                  $0.00
                                                              =================

          (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                   Class A                                $0.00
                                   Class B                                 0.00
                                   Collateral Inv. Amt.                    0.00
                                                              -----------------
                                   Total                                  $0.00
                                                              =================

          (c)   The aggregate amount of Class A Investor
                Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                                   Class A                                $0.00
                                   Class B                                 0.00
                                   Collateral Inv. Amt.                    0.00
                                                              -----------------
                                   Total                                  $0.00
                                                              =================

MONTHLY CERTIFICATEHOLDERS' STATEMENT             Series 1995-1
Page 5

          (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                   Class A                                $0.00
                                   Class B                                 0.00
                                   Collateral Inv. Amt.                    0.00
                                                                  --------------
                                   Total                                  $0.00
                                                                  ==============

     7.   Investor Servicing Fee.
          -----------------------
          (a)   The amount of the Investor Monthly Servicing Fee
                payable by the Trust to the Servicer for the
                Monthly Period
                                   Class A                        $1,250,000.00
                                   Class B                            97,875.00
                                   Collateral Inv. Amt.              158,125.00
                                                                  --------------
                                   Total                          $1,506,000.00
                                                                  ==============

     8.   Reallocated Principal Collections
          ---------------------------------
          The amount of Reallocated Collateral and Class B
          Principal Collections applied in respect of Interest
          Shortfalls, Investor Default Amounts or Investor
          Charge-Offs for the prior month.

                                   Class B                                $0.00
                                   Collateral Inv. Amt.                    0.00
                                                                  --------------
                                   Total                                  $0.00
                                                                  ==============

     9.   Collateral Invested Amount
          --------------------------
          (a) The amount of the Collateral Invested Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of the preceding month

                                                                $126,500,000.00

          (b)   The Required Collateral Invested Amount as
                of the close of business on the related
                Distribution Date after giving effect to
                withdrawals, deposits and payments to be made
                in respect of the preceding month
                                                                $126,500,000.00

MONTHLY  CERTIFICATEHOLDERS'  STATEMENT                        Series 1995-1
Page 6

     10.  The Pool Factor.
          ----------------
          The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                   Class A                           1.00000000
                                   Class B                           1.00000000
                                                                  --------------
                                   Total (weighted avg.)             1.00000000

     11.  The Portfolio Yield
          -------------------
          The Portfolio Yield for the related Monthly Period             10.82%

     12.  The Base Rate
          -------------
          The Base Rate for the related Monthly Period                    7.70%


C.   Information Regarding the Principal Funding Account
     ---------------------------------------------------

     1.   Accumulation Period
          -------------------
          (a)   Accumulation Period commencement date                  01/31/99

          (b)   Accumulation Period length (months)                           2

          (c)   Accumulation Period Factor                                 7.94

          (d)   Required Accumulation Factor Number                          11

          (e)   Controlled Accumulation Amount                  $721,818,181.82

          (f)   Minumum Payment Rate (last 12 months)                     9.54%


     2.   Principal Funding Account
          -------------------------
     Beginning Balance                                                    $0.00
          Plus:  Principal Collections for Related Monthly Period from
                 Principal Account                                         0.00
          Plus:  Interest on Principal Funding Account Balance for
                 Related Monthly Period                           N/A
          Less:  Withdrawals to Finance Charge Account            N/A
          Less:  Withdrawals to Distribution Account                       0.00
                                                                  --------------
     Ending Balance                                                       $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                       Series 1995-1
Page 7


     3.    Accumulation Shortfall
           ----------------------

                   The Controlled Deposit Amount for the previous
                   Monthly Period                                           N/A

           Less:   The amount deposited into the Principal
                   Funding Account for the Previous
                   Monthly Period                                           N/A
                                                           ---------------------

                   Accumulation Shortfall                                   N/A
                                                           =====================

                   Aggregate Accumulation Shortfalls                        N/A
                                                           =====================
     4.    Principal Funding Investment Shortfall
           --------------------------------------

                   Covered Amount                                           N/A

           Less:   Principal Funding Investment Proceeds                    N/A
                                                           ---------------------

                   Principal Funding Investment Shortfall                   N/A


D.   Information Regarding the Reserve Account
     -----------------------------------------

     1.    Required Reserve Account Analysis
           ---------------------------------

           (a)     Required Reserve Account Amount
                   percentage (0.5% of Class A Invested
                   Amount or other amount designated by
                   Transferor)                                            0.00%

           (b)     Required Reserve Account Amount ($)                    $0.00

           (c)     Required Reserve Account Balance after
                   effect of any transfers on the Related
                   Transfer Date                                          $0.00

           (d)     Reserve Draw Amount transferred to the
                   Finance Charge Account on the Related
                   Transfer Date                                          $0.00


     2.    Reserve Account Investment Proceeds
           -----------------------------------

           Reserve Account Investment Proceeds transferred
           to the Finance Charge Account on the Related
           Transfer Date                                                    N/A

     3.    Withdrawals from the Reserve Account
           ------------------------------------

           Total Withdrawals from the Reserve Account
           transferred to the Finance Charge Account on
           the Related Transfer Date (1(d) plus 2 above)                    N/A

     4.    The Portfolio Adjusted Yield
           ----------------------------

           The Portfolio Adjusted Yield for the related
           Mthly Period                                                   4.11%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                      FIRST USA BANK
                      as Servicer


                      By: /s/ W. Todd Peterson
                          --------------------------------
                          W. Todd Peterson
                          Vice President